UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 19, 2022	(April 19, 2022)
Date of Report (Date of earliest event reported)

GREIF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road	Delaware	Ohio	43015
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (740) 549-6000
Not Applicable
(Former name or former address, if changed since last report.)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	GEF	New York Stock Exchange
Class B Common Stock	GEF-B	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 19, 2022, Greif, Inc. (the “Company”) announced the following appointments, effective May 1, 2022:

•David C. Lloyd, age 52, has been appointed as Vice President of Finance, supporting the Global Industrial Packaging business. Mr. Lloyd was previously Vice President, Controller and Treasurer of the Company, and in that capacity, and since joining the Company in 2014, he served as the Chief Accounting Officer for the Company. Prior to that time, and for more than five years, he was with the accounting firm of PricewaterhouseCoopers LLP.
There are no arrangements or understandings between Mr. Lloyd and any other persons pursuant to which he was appointed as Vice President of Finance. There are also no family relationships between Mr. Lloyd and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
•Michael J. Taylor, age 39, has been appointed as Vice President, Controller of the Company, and in that capacity, he will serve as the Chief Accounting Officer for the Company. Prior to his appointment and since joining the Company in April 2017, Mr. Taylor served as Director of Financial Reporting and Internal Controls. Prior to that time, and for more than five years, he was with the accounting firm of PricewaterhouseCoopers LLP.

There are no arrangements or understandings between Mr. Taylor and any other persons pursuant to which he was appointed as Vice President, Controller. There are also no family relationships between Mr. Taylor and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: April 19, 2022	By	/s/ Gary R. Martz
Gary R. Martz Executive Vice President and General Counsel